Fair Value Measurements	12 Months Ended
Dec. 31, 2025
EBP 026
EBP, Investment, Fair Value and NAV [Line Items]
Fair Value Measurements	Fair Value Measurements
Fair-value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. Fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or liability. A three-tier fair value hierarchy is used to prioritize the inputs in measuring fair value as follows:

Level 1	–	Observable inputs such as quoted market prices in active markets;
Level 2	–	Inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and
Level 3	–	Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

(in thousands of dollars)	December 31, 2025	Assets Measured at NAV (d)	(Level 1)	(Level 2)	(Level 3)
Description
Assets
Collective Trusts (a)	$1,347,900	$1,347,900	$—	$—	$—
Company Common Stock (b)	33,124	—	33,124	—	—
Mutual Funds, Common Stock, and Interest-Bearing Cash (c)	9,576	—	9,576	—	—
Total investments reported at fair value	$1,390,600	$1,347,900	$42,700	$—	$—

(in thousands of dollars)	December 31, 2024	Assets Measured at NAV (d)	(Level 1)	(Level 2)	(Level 3)
Description
Assets
Collective Trusts (a)	$1,437,549	$1,437,549	$—	$—	$—
Company Common Stock (b)	41,050	—	41,050	—	—
Mutual Funds, Common Stock, and Interest-Bearing Cash (c)	9,413	—	9,413	—	—
Total investments reported at fair value	$1,488,012	$1,437,549	$50,463	$—	$—
(a) Collective Trusts consist primarily of equity investments, short term investments, collective investment funds, and fixed income securities. Each Collective Trust fund provides for daily redemptions by the Plan at reported net asset values per share with no advance notice requirement. The underlying investments are valued based on the respective Collective Trust's net asset values. There were no unfunded commitments.
(b) Company Common Stock includes investment of shares of Sonoco Stock, which is a publicly traded instrument valued using stated market value and, in some instances, the dividends receivable to the Plan as instrument holder on the day of record.
(c) Mutual Funds, Common Stock, and Interest-Bearing Cash include investments held in the Self-Managed Account. In addition to common stock, the Self-Managed Account Fund is also comprised of highly diversified mutual funds and interest-bearing cash held for liquidity purposes. These investments are all publicly traded instruments valued using stated market values and, in some instances, the dividends receivable to the Plan as instrument holder on the day of record.
(d) Certain assets are measured at the net asset value (NAV) per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.
The Plan currently has no non-financial assets or liabilities that are recognized or disclosed at fair value on a recurring basis. Changes in the fair value of investments held at the end of the period are reported in “Net depreciation and net appreciation in fair value of Plan investments” in the “Statements of Changes in Net Assets Available for Benefits.”
Changes in economic conditions or valuation techniques may require the transfer of financial instruments from one fair value level to another. In such instances, the transfer is reported at the beginning of the reporting period.